Ex.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

H. Michael Williams, President, and Geoffrey D. Flynn, Chief Financial Officer, of Barclays Global Investors Funds (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSRS for the period ended June 30, 2007 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2007	/s/ H. Michael Williams	President
	H. Michael Williams	[Title]
[Signature]

Date: August 28, 2007	/s/ Geoffrey D. Flynn	Treasurer and Chief Financial Officer
	Geoffrey D. Flynn	[Title]
[Signature]